                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4269

                                Van Kampen Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 3/31

Date of reporting period: 9/30/03

Item 1. Report to Shareholders

VAN KAMPEN HIGH YIELD FUND

SEMIANNUAL REPORT


SEPTEMBER 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

     WELCOME, SHAREHOLDER

     In this report, you'll learn about how your investment in Van Kampen High Yield Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2003.


     This material must be preceded or accompanied by a prospectus for the fund being offered.

     Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

PERFORMANCE SUMMARY

                          A SHARES              B SHARES              C SHARES
                        SINCE 6/27/86         SINCE 5/17/93         SINCE 8/13/93
                     ---------------------------------------------------------------
AVERAGE ANNUAL       W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS         CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception           5.78%     5.49%       3.51%     3.51%       2.87%     2.87%

10-year                   3.66      3.15        3.18      3.18        2.83      2.83

5-year                    0.50     -0.47       -0.29     -0.47       -0.29     -0.29

1-year                   24.86     19.01       23.83     19.83       23.88     22.88

6-months                 11.06      5.77       10.61      6.61       10.63      9.63
------------------------------------------------------------------------------------
30-Day Subsidized
  SEC Yield                    6.47%                 6.01%                 6.02%

30-Day SEC Yield               6.37                  5.91                  5.92

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B and C shares reflect their conversion into Class A shares six and 10 years after purchase, respectively. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The subsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change. Distribution rate represents the monthly annualized distributions of the fund at the end of the period and not the earnings of the fund.

The Credit Suisse First Boston High Yield Index is a broad based index, which reflects the general performance of a wide range of selected bonds within the public high-yield debt market. Index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2003

     Van Kampen High Yield Fund is managed by the Adviser's Taxable Fixed Income team.(1) Members of the team include Gordon Loery, Executive Director, and Joshua Givelber and Chad Liu, Vice Presidents. The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. During the six-month period ended September 30, 2003, the high-yield market continued its remarkable rally that began in October 2002. This upsurge was triggered by a combination of improving fundamentals and declining default rates. In addition, the rallying market drew record high-yield mutual fund inflows, which propelled prices still higher.

     The ride was not completely smooth, however. In July and early August the high-yield market declined slightly as a consequence of heavy issuance of new debt coupled with a few weeks of outflows from mutual funds. The market bounced back in late August and September, however, as issuance slowed and investors returned to high-yield securities. Continued indications of economic recovery and a rally in Treasuries also supported the high-yield market in September.

     The strongest returns during the six-month period were earned by sectors and securities that were most heavily out of favor during the preceding years. Wireless communications, utilities, telecommunications and cable all soared. These sectors benefited from a combination of improved financial results (albeit based on greatly reduced expectations) and low valuations. In a similar vein, performance patterns across credit tiers differed dramatically as the lowest-rated credits rose far more than their higher-quality peers.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark index.

     - The fund returned 11.06 percent for the six months that ended September 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

(1) Team members may change at any time without notice.

     - The fund's benchmark, the Credit Suisse First Boston High Yield Index, returned 13.08 percent for the same period.

     - The fund's monthly dividend of $0.0335 translated to a distribution rate of 7.17 percent based on the fund's maximum offering price (as of September 30, 2003, Class A shares adjusted for sales charges).

     See Performance Summary for additional information and index definition.

Q.   WHAT FACTORS HINDERED PERFORMANCE DURING THE REPORTING PERIOD?

A. The primary driver of the fund's underperformance was its relatively high credit quality. Lower-rated categories of bonds such as those rated CCC had experienced price gains that made them unattractive to us from a relative-value perspective. This stance held the fund back because of the strong performance of CCC-rated debt during the period.

     The fund's performance was also dampened somewhat by our security selection within the utilities sector. Here again, the portfolio's utilities holdings were generally at the higher end of the quality spectrum than most constituent companies in that sector. As a result, the fund's holdings lagged when lower-grade bonds rallied strongly.

Q.   WHAT HELPED PERFORMANCE?

A. The fund's performance was helped by strong security selection in several key sectors that appreciated sharply during the period. For example, the wireless communications sector entered the period with generally low valuations for most of its component companies given the sector's poor performance for most of 2002. Our analysts identified several companies,

TOP 5 SECTORS AS OF 9/30/03

Energy                             9.1%
Utility                            7.9%
Forest Products                    7.1%
Chemicals                          6.9%
Gaming & Leisure                   6.9%

RATING ALLOCATION AS OF 9/30/03

BBB/Baa                            5.6%
BB/Ba                             35.9%
B/B                               48.3%
CCC/Caa                            7.0%
CC/Ca                              1.0%
Non-Rated                          2.2%


Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

     such as American Cellular, SBA Communications and Dobson Communications, that appeared to be undervalued relative to their prospects. These companies all provided solid gains to the portfolio during the period on the basis of improving financial results.

     The fund also benefited from good bond picks in the diversified-media sector. The portfolio's best performers in this sector included Vivendi, which posted strong financial results and attracted further attention by announcing their intention to sell assets and reduce debt. R.H. Donnelly continued to post solid results from their publishing business.

Q.   PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING KEY
     ISSUES.

A. We follow a bottom-up investment strategy. Therefore, the fund's positions are the result of our valuation of individual securities, rather than market sectors. We found selected companies in economically-sensitive sectors such as chemicals and manufacturing that we believed to be undervalued, and we added exposure in these areas. We also added positions in consumer products and utilities companies where our analysts believed the fundamentals to be solid and the bonds undervalued.

     We also took advantage of strong market demand to trim some of the fund's holdings in lower-rated securities that had met our price targets, and reinvested the proceeds in bonds that offered better total-return potential. We also followed this policy with our purchase of new securities for the portfolio, avoiding CCC-rated bonds and focusing instead on middle-tier credits in the BB and B categories.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW FOR THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS?

A. We continue to believe that the fundamentals of the high-yield market will likely remain positive for many months to come. We also believe that such a scenario has already been priced into the market. Consequently, we expect that the majority of the return in the high-yield market in the near future will be driven by the coupons available from higher-yielding bonds rather than price appreciation. We will continue to watch the market closely for opportunities.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         DOMESTIC CORPORATE BONDS  82.4%
         BROADCASTING  1.1%
$1,672   Interep National Radio Sales, Inc., Ser B              10.000%  07/01/08   $ 1,521,520
 1,809   Nextmedia Operating, Inc.                              10.750   07/01/11     2,035,125
                                                                                    -----------
                                                                                      3,556,645
                                                                                    -----------
         BUILDING MATERIALS  0.2%
   530   Koppers, Inc.,144A--Private Placement (a) (b)           9.875   10/15/13       530,000
                                                                                    -----------
         CABLE  5.9%
   635   Avalon Cable, LLC (c)                                0/11.875   12/01/08       654,050
 1,300   Charter Communications Holdings                         8.250   04/01/07     1,111,500
   245   Charter Communications Holdings                         8.625   04/01/09       188,650
   585   Charter Communications Holdings                        10.750   10/01/09       481,162
 2,275   Charter Communications Holdings (c)                  0/11.750   01/15/10     1,615,250
   400   CSC Holdings, Inc.                                      7.250   07/15/08       401,000
 1,240   CSC Holdings, Inc.                                      8.125   07/15/09     1,283,400
 1,075   CSC Holdings, Inc.                                      9.875   02/15/13     1,124,719
   395   CSC Holdings, Inc.                                     10.500   05/15/16       436,475
 3,060   DirecTV Holdings, LLC,
         144A--Private Placement (b)                             8.375   03/15/13     3,465,450
 1,616   Echostar DBS Corp.                                      9.125   01/15/09     1,838,200
 1,560   Echostar DBS Corp.                                      9.375   02/01/09     1,671,150
 1,585   Echostar DBS Corp.,
         144A--Private Placement (a) (b)                         6.375   10/01/11     1,592,925
   800   NTL, Inc. (d)                                          19.000   01/01/10       788,000
 1,156   Pegasus Communications Corp., Ser B                     9.750   12/01/06       919,020
   790   Renaissance Media Group                                10.000   04/15/08       793,950
                                                                                    -----------
                                                                                     18,364,901
                                                                                    -----------
         CHEMICALS  5.0%
 1,747   Equistar Chemicals LP                                  10.125   09/01/08     1,738,265
   620   Equistar Chemicals LP,
         144A--Private Placement (b)                            10.625   05/01/11       616,900
   722   FMC Corp.                                              10.250   11/01/09       826,690
   755   Huntsman Advanced Materials LLC,
         144A--Private Placement (b)                            11.000   07/15/10       788,975
 1,733   Huntsman ICI Chemicals, LLC                            10.125   07/01/09     1,655,015
 1,200   Huntsman International, LLC (EUR) (e)                  10.125   07/01/09     1,244,433

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         CHEMICALS (CONTINUED)
$  480   Huntsman International, LLC,
         144A--Private Placement (b)                             9.875%  03/01/09   $   506,400
 2,980   ISP Holdings, Inc.                                     10.625   12/15/09     3,263,100
 1,045   Millennium America, Inc.                                7.000   11/15/06     1,024,100
 1,210   Millennium America, Inc.                                9.250   06/15/08     1,261,425
 1,250   Rockwood Specialties Group, Inc.,
         144A--Private Placement (b)                            10.625   05/15/11     1,337,500
 1,265   Westlake Chemical Corp.,
         144A--Private Placement (b)                             8.750   07/15/11     1,318,762
                                                                                    -----------
                                                                                     15,581,565
                                                                                    -----------
         CONSUMER PRODUCTS  1.5%
   890   Elizabeth Arden, Inc., Ser B                           11.750   02/01/11     1,019,050
   805   Oxford Industries, Inc.,
         144A--Private Placement (b)                             8.875   06/01/11       861,350
   960   Rayovac Corp., 144A--Private Placement (b)              8.500   10/01/13       993,600
 1,800   Sleepmaster, LLC (f) (g)                               11.000   05/15/09       497,250
 1,260   Tempur Pedic, Inc.,
         144A--Private Placement (b)                            10.250   08/15/10     1,373,400
                                                                                    -----------
                                                                                      4,744,650
                                                                                    -----------
         DIVERSIFIED MEDIA  4.2%
   365   Advanstar Communications, Inc.,
         144A--Private Placement (b)                            10.750   08/15/10       378,687
 2,580   Advanstar Communications, Inc.,
         144A--Private Placement
         (Variable Rate Coupon) (b)                              8.630   08/15/08     2,615,475
 1,305   Dex Media West Finance Corp. I,
         144A--Private Placement (b)                             9.875   08/15/13     1,481,175
 1,270   Muzak, Inc.                                            10.000   02/15/09     1,333,500
 1,741   Muzak, Inc.                                             9.875   03/15/09     1,653,950
   715   PEI Holdings, Inc.                                     11.000   03/15/10       793,650
 2,000   Primedia, Inc.                                          8.875   05/15/11     2,085,000
   910   RH Donnelley Finance Corp. I,
         144A--Private Placement (b)                            10.875   12/15/12     1,078,350
 1,700   Salem Communications Corp.                              7.750   12/15/10     1,751,000
                                                                                    -----------
                                                                                     13,170,787
                                                                                    -----------
         ENERGY  8.4%
 2,053   BRL Universal Equipment                                 8.875   02/15/08     2,227,505
 1,880   Chesapeake Energy Corp.                                 8.125   04/01/11     2,049,200
   840   Citgo Petroleum Corp.,
         144A--Private Placement (b)                            11.375   02/01/11       953,400
   617   DI Industries, Inc.                                     8.875   07/01/07       632,425

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         ENERGY (CONTINUED)
$2,645   El Paso Production Holding Co.,
         144A--Private Placement (b)                             7.750%  06/01/13   $ 2,525,975
 1,915   Frontier Oil Corp.                                     11.750   11/15/09     2,173,525
   520   GulfTerra Energy Partner LP, Ser B                      8.500   06/01/10       562,900
 1,943   GulfTerra Energy Partner LP, Ser B                     10.625   12/01/12     2,287,882
   245   Hanover Equipment Trust                                 8.500   09/01/08       253,575
 1,038   Hanover Equipment Trust                                 8.750   09/01/11     1,074,330
 1,695   Hilcorp Energy Finance Corp. I,
         144A--Private Placement (b)                            10.500   09/01/10     1,809,412
   957   Magnum Hunter Resources, Inc.                           9.600   03/15/12     1,047,915
   335   MSW Energy Holdings Finance Corp I,
         144A--Private Placement (b)                             8.500   09/01/10       351,750
 2,840   Pemex Project Funding Master Trust                      8.625   02/01/22     3,180,800
 1,360   Port Arthur Finance Corp., Ser A                       12.500   01/15/09     1,584,109
   895   Tesoro Petroleum Corp.                                  9.000   07/01/08       877,100
 1,030   Tesoro Petroleum Corp.                                  9.625   04/01/12     1,030,000
 1,760   Vintage Petroleum, Inc.                                 7.875   05/15/11     1,834,800
                                                                                    -----------
                                                                                     26,456,603
                                                                                    -----------
         FOOD & DRUG  2.0%
 3,135   Delhaize America, Inc.                                  8.125   04/15/11     3,464,175
   500   Jitney-Jungle Stores America, Inc. (f) (g) (h)         12.000   03/01/06             0
 1,469   Kroger Co., 144A--Private Placement (b)                 8.500   07/15/17     1,673,165
 1,040   Merisant Co., 144A--Private Placement (b)               9.500   07/15/13     1,118,000
                                                                                    -----------
                                                                                      6,255,340
                                                                                    -----------
         FOOD & TOBACCO  2.4%
 1,280   Michael Foods, Inc., Ser B                             11.750   04/01/11     1,504,000
   745   National Beef Packing Co.,
         144A--Private Placement (b)                            10.500   08/01/11       815,775
 1,700   Pilgrim's Pride Corp.                                   9.625   09/15/11     1,844,500
 1,850   Smithfield Foods, Inc.                                  7.625   02/15/08     1,933,250
   515   Smithfield Foods, Inc.                                  8.000   10/15/09       563,925
   900   Smithfield Foods, Inc.,
         144A--Private Placement (b)                             7.750   05/15/13       969,750
                                                                                    -----------
                                                                                      7,631,200
                                                                                    -----------
         FOREST PRODUCTS  4.1%
 2,925   Georgia-Pacific Corp.                                   8.875   02/01/10     3,217,500
 1,345   Graphic Packaging International, Inc.,
         144A--Private Placement (b)                             9.500   08/15/13     1,482,862
   580   Louisiana Pacific Corp.                                10.875   11/15/08       677,150
   547   Louisiana Pacific Corp.                                 8.875   08/15/10       638,622
   130   Owens-Brockway Glass Containers, Inc.                   8.875   02/15/09       139,100
   150   Owens-Brockway Glass Containers, Inc.                   7.750   05/15/11       156,000

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         FOREST PRODUCTS (CONTINUED)
$1,270   Owens-Brockway Glass Containers, Inc.                   8.750%  11/15/12   $ 1,368,425
   585   Owens-Illinois, Inc.                                    7.350   05/15/08       570,375
 1,730   Owens-Illinois, Inc.                                    7.500   05/15/10     1,678,100
   200   Pliant Corp.                                           13.000   06/01/10       187,000
 1,266   Pliant Corp.                                           13.000   06/01/10     1,183,710
 1,747   Tekni-Plex, Inc., Ser B                                12.750   06/15/10     1,720,795
                                                                                    -----------
                                                                                     13,019,639
                                                                                    -----------
         GAMING & LEISURE  6.7%
 2,530   Harrahs Operating Co., Inc.                             7.875   12/15/05     2,745,050
   432   Hilton Hotels Corp.                                     7.950   04/15/07       475,200
 1,215   Hilton Hotels Corp.                                     7.625   12/01/12     1,333,462
   223   HMH Properties, Inc.                                    7.875   08/01/05       229,690
 1,506   HMH Properties, Inc.                                    7.875   08/01/08     1,554,945
 2,006   Horseshoe Gaming, LLC, Ser B                            8.625   05/15/09     2,158,957
   950   LodgeNet Entertainment Corp.                            9.500   06/15/13     1,011,750
 2,510   MGM Mirage, Inc., Ser B                                 6.000   10/01/09     2,535,100
 2,050   Park Place Entertainment Corp.                          7.875   12/15/05     2,180,687
   475   Park Place Entertainment Corp.                          7.000   04/15/13       493,406
   386   Starwood Hotels & Resorts Worldwide, Inc.               7.375   05/01/07       415,915
 1,361   Starwood Hotels & Resorts Worldwide, Inc.               7.875   05/01/12     1,497,100
 1,825   Station Casinos, Inc.                                   8.875   12/01/08     1,916,250
   975   Station Casinos, Inc.                                   9.875   07/01/10     1,083,469
 1,174   Venetian Casino Resort, LLC                            11.000   06/15/10     1,344,230
                                                                                    -----------
                                                                                     20,975,211
                                                                                    -----------
         HEALTHCARE  4.6%
 1,825   AmerisourceBergen Corp.                                 7.250   11/15/12     1,866,062
 1,000   Fisher Scientific International, Inc.                   8.125   05/01/12     1,067,500
   620   Fresenius Medical Care Capital Trust II                 7.875   02/01/08       646,350
 2,210   Fresenius Medical Care Capital Trust IV                 7.875   06/15/11     2,320,500
 1,104   HCA, Inc.                                               8.750   09/01/10     1,286,302
 1,100   HCA, Inc.                                               6.950   05/01/12     1,168,824
   445   HCA, Inc.                                               6.300   10/01/12       454,329
   115   HCA, Inc.                                               7.190   11/15/15       122,417
   210   Manor Care, Inc.                                        7.500   06/15/06       228,900
   478   Manor Care, Inc.                                        8.000   03/01/08       537,750
   505   Manor Care, Inc.                                        6.250   05/01/13       520,150
   705   Medco Health Solutions, Inc.                            7.250   08/15/13       752,774
   607   Omnicare, Inc.                                          8.125   03/15/11       660,112
   805   Omnicare, Inc.                                          6.125   06/01/13       792,925
   940   Tenet Healthcare Corp.                                  6.500   06/01/12       902,400
   945   Tenet Healthcare Corp.                                  7.375   02/01/13       956,812
                                                                                    -----------
                                                                                     14,284,107
                                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         HOUSING  4.8%
$1,869   CB Richard Ellis Service, Inc.                         11.250%  06/15/11   $ 2,032,538
   735   CBRE Escrow, Inc.,
         144A--Private Placement (b)                             9.750   05/15/10       799,313
 1,405   D.R. Horton, Inc.                                       6.875   05/01/13     1,419,050
 1,719   Istar Financial, Inc.                                   8.750   08/15/08     1,933,875
 1,400   KB Home                                                 7.750   02/01/10     1,484,000
 2,290   LNR Property Corp.,
         144A--Private Placement (b)                             7.625   07/15/13     2,370,150
   620   Meritage Corp.                                          9.750   06/01/11       682,000
   347   Nortek Holdings, Inc.                                   9.250   03/15/07       359,145
   599   Tech Olympic USA, Inc.                                  9.000   07/01/10       634,940
   725   Tech Olympic USA, Inc.                                  9.000   07/01/10       768,500
 1,074   Tech Olympic USA, Inc.                                 10.375   07/01/12     1,159,920
 1,377   Toll Corp                                               8.250   02/01/11     1,507,815
                                                                                    -----------
                                                                                     15,151,246
                                                                                    -----------
         INFORMATION TECHNOLOGY  1.9%
 2,120   Avaya, Inc.                                            11.125   04/01/09     2,464,500
 1,255   Iron Mountain, Inc.                                     8.625   04/01/13     1,342,850
 1,325   Iron Mountain, Inc.                                     7.750   01/15/15     1,374,688
   750   Iron Mountain, Inc.                                     6.625   01/01/16       714,375
                                                                                    -----------
                                                                                      5,896,413
                                                                                    -----------
         MANUFACTURING  4.2%
   295   ABB Finance, Inc.                                       6.750   06/03/04       298,107
   691   Brand Services, Inc.,
         144A--Private Placement (b)                            12.000   10/15/12       767,010
 2,205   Communications &
         Power Industries, Inc., Ser B                          12.000   08/01/05     2,249,100
   480   Flowserve Corp.                                        12.250   08/15/10       556,800
 1,470   Jacuzzi Brands, Inc.,
         144A--Private Placement (b)                             9.625   07/01/10     1,532,475
   637   Johnsondiversey, Inc. (EUR) (e)                         9.625   05/15/12       801,611
 1,567   Johnsondiversey, Inc., Ser B                            9.625   05/15/12     1,708,030
 1,345   Manitowoc, Inc.                                        10.500   08/01/12     1,540,025
   961   NMHG Holdings Co.                                      10.000   05/15/09     1,061,905
 2,768   Trimas Corp.                                            9.875   06/15/12     2,823,360
                                                                                    -----------
                                                                                     13,338,423
                                                                                    -----------
         METALS  2.4%
 2,455   Doe Run Resources Corp.,
         144A--Private Placement (b) (d) (h)                    11.750   11/01/08       859,334
 1,600   GS Technologies Operating, Inc. (f) (g) (h)            12.000   09/01/04           160
 1,050   GS Technologies Operating, Inc. (f) (g) (h)            12.250   10/01/05             0
 1,454   Intermet Corp.                                          9.750   06/15/09     1,439,460
   995   Oregon Steel Mills, Inc.                               10.000   07/15/09       820,875

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         METALS (CONTINUED)
$  805   Republic Engineered Products, LLC (e) (j)              10.000%  08/16/09   $   213,247
 1,730   UCAR Finance, Inc.                                     10.250   02/15/12     1,898,675
 2,085   United States Steel Corp.                               9.750   05/15/10     2,147,550
                                                                                    -----------
                                                                                      7,379,301
                                                                                    -----------
         RETAIL  3.0%
 1,660   AutoNation, Inc.                                        9.000   08/01/08     1,867,500
   890   Big 5 Corp., Ser B                                     10.875   11/15/07       940,063
   525   Gap, Inc.                                               6.900   09/15/07       567,000
   932   Gap, Inc.                                              10.550   12/15/08     1,125,390
 2,535   Payless Shoesource, Inc.,
         144A--Private Placement (b)                             8.250   08/01/13     2,585,700
   250   Penney, JC Co., Inc.                                    7.600   04/01/07       271,250
   935   Penney, JC Co., Inc.                                    8.000   03/01/10     1,030,838
   690   Penney, JC Co., Inc.                                    9.000   08/01/12       783,150
   222   Penney, JC Co., Inc.                                    6.875   10/15/15       219,780
                                                                                    -----------
                                                                                      9,390,671
                                                                                    -----------
         SERVICES  1.5%
   440   Allied Waste North America, Inc.                        8.875   04/01/08       478,500
 1,650   Allied Waste North America, Inc.                       10.000   08/01/09     1,796,438
 1,305   Allied Waste North America, Inc.                        7.875   04/15/13     1,373,513
   900   Encompass Services Corp. (f) (g) (h)                   10.500   05/01/09             0
 1,500   Hydrochem Industrial Services, Inc., Ser B             10.375   08/01/07     1,057,500
                                                                                    -----------
                                                                                      4,705,951
                                                                                    -----------
         TELECOMMUNICATIONS  3.2%
 2,080   Cincinnati Bell, Inc.,
         144A--Private Placement (b)                             7.250   07/15/13     2,069,600
 1,820   Exodus Communications, Inc. (f) (g) (h)                11.250   07/01/08        13,650
   440   Exodus Communications, Inc. (f) (g) (h)                11.625   07/15/10         3,300
 1,250   Exodus Communications, Inc. (EUR) (e) (f) (g) (h)      11.375   07/15/08        10,924
 2,945   GST Network Funding, Inc. (f) (g) (h)                  10.500   05/01/08           295
 1,863   Knology, Inc., 144A--Private Placement (b) (d)         12.000   11/30/09     1,779,583
 1,000   Park N View, Inc., Ser B (f) (g)                       13.000   05/15/08             0
 1,193   Primus Telecom Group                                    9.875   05/15/08     1,175,105
   120   Primus Telecom Group                                   11.250   01/15/09       124,800
 1,425   US West Communications, Inc.                            6.625   09/15/05     1,464,188
 3,545   US West Communications, Inc.                            5.625   11/15/08     3,474,100
                                                                                    -----------
                                                                                     10,115,545
                                                                                    -----------
         TRANSPORTATION  3.6%
 5,435   Aetna Industries, Inc. (f) (g) (h)                     11.875   10/01/06        27,175
 1,495   Amsted Industries Inc.,
         144A--Private Placement (b)                            10.250   10/15/11     1,616,469
   957   Collins & Aikman Products Co.                          10.750   12/31/11       832,590

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         TRANSPORTATION (CONTINUED)
$1,660   Laidlaw International, Inc.,
         144A--Private Placement (b)                            10.750%  06/15/11   $ 1,788,650
 2,050   Lear Corp.                                              8.110   05/15/09     2,367,750
 2,155   Sonic Automotive Inc.,
         144A--Private Placement (b)                             8.625   08/15/13     2,338,175
 2,195   TRW Automotive, Inc.,
         144A--Private Placement (b)                             9.375   02/15/13     2,480,350
                                                                                    -----------
                                                                                     11,451,159
                                                                                    -----------
         UTILITY  7.0%
   252   AES Corp.                                               9.375   09/15/10       258,300
   183   AES Corp.                                               8.875   02/15/11       183,000
 1,585   AES Corp., 144A--Private Placement (b)                  9.000   05/15/15     1,684,063
   660   Allegheny Energy, Inc.                                  7.750   08/01/05       666,600
 1,625   Calpine Corp.                                           8.625   08/15/10     1,153,750
   850   Calpine Corp., 144A--Private Placement (b)              8.500   07/15/10       786,250
   425   CMS Energy Corp.                                        7.500   01/15/09       422,875
 1,350   CMS Energy Corp.                                        8.500   04/15/11     1,380,375
 1,990   Dynegy Holdings, Inc.                                   6.875   04/01/11     1,676,575
 1,480   Dynegy Holdings, Inc.,
         144A--Private Placement (a) (b)                         9.875   07/15/10     1,554,000
   470   IPALCO Enterprises, Inc.                                7.625   11/14/11       512,300
 1,555   Monongahela Power Co.                                   5.000   10/01/06     1,566,663
 1,000   Nevada Power Co.,
         144A--Private Placement (b)                             9.000   08/15/13     1,037,500
   330   Northwest Pipeline Corp.                                8.125   03/01/10       359,700
   840   PG & E Corp., 144A--Private Placement (b)               6.875   07/15/08       886,200
   360   PSEG Energy Holdings, Inc.                              7.750   04/16/07       360,000
 1,016   PSEG Energy Holdings, Inc.                              8.625   02/15/08     1,038,860
   870   Southern California Edison Co.,
         144A--Private Placement (b)                             8.000   02/15/07       976,575
   665   Southern Natural Gas Co.                                8.875   03/15/10       714,875
 1,000   The Williams Cos., Inc.                                 6.750   01/15/06     1,010,000
 2,435   The Williams Cos., Inc.                                 7.875   09/01/21     2,313,250
   600   TNP Enterprises, Inc.                                  10.250   04/01/10       621,000
   575   Transcontinental Gas Pipe Line Corp., Ser B             8.875   07/15/12       653,344
                                                                                    -----------
                                                                                     21,816,055
                                                                                    -----------
         WIRELESS COMMUNICATIONS  4.7%
   325   American Tower Corp.                                    9.375   02/01/09       333,125
 3,230   American Tower Corp.                                    6.250   10/15/09     3,092,725
 1,365   Dobson Communications Corp.                            10.875   07/01/10     1,494,675
 1,355   MetroPCS, Inc., 144A--Private Placement (b)            10.750   10/01/11     1,388,875
 3,640   Nextel Communications, Inc.                             9.375   11/15/09     3,967,600

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                 MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         WIRELESS COMMUNICATIONS (CONTINUED)
$  385   Nextel Communications, Inc.                             7.375%  08/01/15   $   390,775
 1,585   Nextel Partners, Inc.                                  11.000   03/15/10     1,739,538
 1,669   SBA Communications Corp.                               12.000   03/01/08     1,769,140
   532   SBA Communications Corp.                               10.250   02/01/09       481,460
                                                                                    -----------
                                                                                     14,657,913
                                                                                    -----------

TOTAL DOMESTIC CORPORATE BONDS  82.4%                                               258,473,325
                                                                                    -----------

PAR
AMOUNT
IN LOCAL
CURRENCY
(000)
         FOREIGN BONDS AND DEBT SECURITIES  12.4%
         BRAZIL  0.1%
   775   Multicanal Participacoes, Ser B (US $) (f)             12.625   06/18/04       275,125
                                                                                    -----------

         CANADA  4.5%
 1,200   360 Networks, Inc. (EUR) (f) (g) (h)                   13.000   05/01/08             0
 1,140   360 Networks, Inc. (US $) (f) (g)                      13.000   05/01/08             0
 1,590   Abitibi-Consolidated, Inc. (US $)                       6.000   06/20/13     1,499,365
   796   Acetex Corp. (US $)                                    10.875   08/01/09       885,550
 1,888   Air Canada, Inc. (US $) (f) (g)                        10.250   03/15/11       736,320
 1,730   Alliance Atlantis Communications, Inc. (US $)          13.000   12/15/09     1,993,825
 2,975   Hollinger Participation,
         144A--Private Placement (US$) (b) (d)                  12.125   11/15/10     3,365,376
 1,200   Husky Oil Ltd. (US $)                                   8.900   08/15/28     1,411,500
   915   Norampac, Inc.,
         144A--Private Placement (US $) (b)                      6.750   06/01/13       937,875
   795   Pacifica Papers, Inc. (US $)                           10.000   03/15/09       846,675
   500   Tembec Industries, Inc. (US $)                          8.625   06/30/09       495,000
 2,165   Tembec Industries, Inc. (US $)                          7.750   03/15/12     2,045,925
 2,750   Worldwide Fiber, Inc. (US $) (f) (g)                   12.000   08/01/09           275
                                                                                    -----------
                                                                                     14,217,686
                                                                                    -----------
         COLUMBIA  0.3%
   760   Republic of Columbia (US $)                             9.750   04/09/11       848,902
                                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

PAR
AMOUNT
IN LOCAL
CURRENCY                                                                               MARKET
(000)    DESCRIPTION                                           COUPON    MATURITY      VALUE
         FRANCE  1.3%
 1,905   Rhodia SA,
         144A--Private Placement (US $) (b)                      8.875%  06/01/11   $ 1,881,187
   685   Vivendi Universal SA,
         144A--Private Placement (US $) (b)                      6.250   07/15/08       708,975
 1,235   Vivendi Universal SA,
         144A--Private Placement (US $) (b)                      9.250   04/15/10     1,424,881
                                                                                    -----------
                                                                                      4,015,043
                                                                                    -----------
         GERMANY  0.5%
 1,255   Messer Griesham (EUR)                                  10.375   06/01/11     1,674,363
                                                                                    -----------
         GUERNSEY  0.4%
   885   ABB International Finance Ltd. (EUR)                   11.000   01/15/08     1,145,765
                                                                                    -----------
         IRELAND  0.1%
   270   MDP Acquisitions PLC (US $)                             9.625   10/01/12       297,000
                                                                                    -----------
         LUXEMBOURG  1.4%
 1,840   Safilo Capital International SA,
         144A--Private Placement (EUR) (b)                       9.625   05/15/13     1,875,971
 1,415   Tyco International Group SA (US $)                      6.750   02/15/11     1,499,900
   995   Tyco International Group SA (US $)                      6.375   10/15/11     1,031,069
                                                                                    -----------
                                                                                      4,406,940
                                                                                    -----------
         MEXICO  1.4%
 3,283   Satelites Mexicanos SA, Ser B (US $) (f)               10.125   11/01/04     1,592,255
 2,608   TV Axteca SA, Ser B (US $)                             10.500   02/15/07     2,738,400
                                                                                    -----------
                                                                                      4,330,655
                                                                                    -----------
         SINGAPORE  0.3%
   920   Flextronics Intl Ltd.,
         144A--Private Placement (US $) (b)                      6.500   05/15/13       917,700
                                                                                    -----------
         UNITED KINGDOM  2.1%
 1,230   Avecia Group PLC (US $)                                11.000   07/01/09     1,082,400
 1,910   JSG Funding PLC (EUR)                                  10.125   10/01/12     2,425,829
   525   Xerox Capital Europe PLC (US $)                         5.875   05/15/04       530,250
 2,515   Xerox Corp. (US $)                                      7.125   06/15/10     2,508,713
                                                                                    -----------
                                                                                      6,547,192
                                                                                    -----------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  12.4%                                       38,676,371
                                                                                    -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                                        VALUE
EQUITIES  2.8%
Decisionone Corp. (2,671 common stock warrants Class A) (h) (i)                $          0
Decisionone Corp. (4,603 common stock warrants Class B) (h) (i)                           0
Decisionone Corp. (2,730 common stock warrants Class C) (h) (i)                           0
Decisionone Corp. (5,234 common shares) (h) (i)                                           0
Dobson Communications Corp. (17,924 preferred shares) (d)                         1,922,375
Dobson Communications Corp., 144A--Private Placement
  (2,759 convertible preferred shares) (b) (i)                                      556,973
Doe Run Resources Corp. (9 common stock warrants) (h)                                     0
HCI Direct, Inc. (106,250 common shares) (h) (i)                                    828,750
Hosiery Corp. of America, Inc. (1,000 common shares)                                      0
ICG Communications, Inc. (2,085 common stock warrants) (h) (i)                            0
Jazztel PLC (United Kingdom) (EUR) (1,550 common stock warrants) (h) (i)                  0
McLeodUSA, Inc. (1,750 common shares) (i)                                             2,432
McLeodUSA, Inc. (12,020 preferred shares) (i)                                        85,222
McLeodUSA, Inc. (26,689 preferred stock warrants) (i)                                13,878
Mediq, Inc. (3,684 common shares) (h) (i)                                            20,004
Microcell Telecommunications (Canada) (94 common shares Class A)                      1,187
Microcell Telecommunications (Canada) (11,250 common shares Class B)                133,365
Microcell Telecommunications (Canada) (11,317 convertible preferred shares)         144,557
Microcell Telecommunications (Canada) (4,179 common stock warrants)                   4,889
Microcell Telecommunications (Canada) (6,965 common stock warrants)                  12,016
Motient Corp. (79,326 common shares) (i)                                            432,327
Park N View, Inc., (1,000 common stock warrants)
  144A--Private Placement (b) (g) (i)                                                     0
Paxson Communications Corp. (24,200 preferred shares) (d)                         2,184,050
Republic Technologies International, Inc.,
  (4,275 common stock warrants Class D)
  144A--Private Placement (b) (h) (i)                                                    43
Startec Global Communications,
  (3,000 common stock warrants) 144A--Private Placement (b) (h) (i)                       0
TNP Enterprises, Inc. (26,685 preferred shares) (d)                               2,461,726
Ventelo (United Kingdom) (EUR) (73,021 common shares)
  144A--Private Placement (b) (h) (i)                                                     0
VS Holdings, Inc. (378,785 common shares) (h) (i)                                    70,719
XO Communications (6,215 common stock warrants Class A) (h)                               0
XO Communications (4,661 common stock warrants Class B) (h)                               0
XO Communications (4,661 common stock warrants Class C) (h)                               0
XO Communications, Inc. (3,106 common shares) (i)                                    18,015
                                                                               ------------

TOTAL EQUITIES                                                                    8,892,528
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $326,412,047)                                                           306,042,224

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                                        VALUE
REPURCHASE AGREEMENT  1.8%
State Street Bank & Trust Co. ($5,626,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 09/30/03, to be sold on 10/01/03 at $5,626,138)
  (Cost $5,626,000)                                                            $  5,626,000
                                                                               ------------

TOTAL INVESTMENTS  99.4%
  (Cost $332,038,047)                                                           311,668,224

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%                                       2,005,599
                                                                               ------------

NET ASSETS  100.0%                                                             $313,673,823
                                                                               ============

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) Payment-in-kind security.

(e) This security is a United States company denominated in a foreign currency.

(f) Non-income producing as security is in default.

(g) This borrower has filed for protection in federal bankruptcy court.

(h) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(i) Non-income producing security.

(j) Subsequent to September 30, 2003, borrower filed for protection in federal bankruptcy court.

(EUR)--Eurodollar

(US$)--United States Dollar

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $332,038,047)                                             $ 311,668,224
Cash                                                                                     10,288
Receivables:
   Interest                                                                           6,608,603
   Investments Sold                                                                   5,017,895
   Fund Shares Sold                                                                   1,028,956
Other                                                                                   126,794
                                                                                  -------------
     Total Assets                                                                   324,460,760
                                                                                  -------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                            6,464,037
   Investments Purchased                                                              2,623,827
   Income Distributions                                                                 691,175
   Distributor and Affiliates                                                           226,263
   Investment Advisory Fee                                                              171,864
Forward Foreign Currency Contracts                                                      270,781
Trustees' Deferred Compensation and Retirement Plans                                    172,283
Accrued Expenses                                                                        166,707
                                                                                  -------------
     Total Liabilities                                                               10,786,937
                                                                                  -------------
NET ASSETS                                                                        $ 313,673,823
                                                                                  =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of
   shares authorized)                                                             $ 504,019,585
Accumulated Undistributed Net Investment Income                                      (7,277,284)
Net Unrealized Depreciation                                                         (20,624,566)
Accumulated Net Realized Loss                                                      (162,443,912)
                                                                                  -------------
NET ASSETS                                                                        $ 313,673,823
                                                                                  =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $194,402,943 and 36,452,040 shares of beneficial interest issued
     and outstanding)                                                             $        5.33
     Maximum sales charge (4.75%* of offering price)                                        .27
                                                                                  -------------
     Maximum offering price to public                                             $        5.60
                                                                                  =============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $93,458,292 and 17,436,004 shares of beneficial interest issued
     and outstanding)                                                             $        5.36
                                                                                  =============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $25,812,588 and 4,824,014 shares of beneficial interest issued
     and outstanding)                                                             $        5.35
                                                                                  =============

*  On sales of $100,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                                          $  13,170,838
Dividends                                                                               318,070
Other                                                                                    51,797
                                                                                  -------------
     Total Income                                                                    13,540,705
                                                                                  -------------
EXPENSES:
Investment Advisory Fee                                                               1,192,754
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C ofc
   $247,560, $453,234 and $126,508, respectively)                                       827,302
Shareholder Services                                                                    236,786
Custody                                                                                  27,603
Legal                                                                                    14,091
Trustees' Fees and Related Expenses                                                      11,390
Other                                                                                   181,412
                                                                                  -------------
     Total Expenses                                                                   2,491,338
     Investment Advisory Fee Reduction                                                  159,034
     Less Credits Earned on Cash Balances                                                 1,585
                                                                                  -------------
     Net Expenses                                                                     2,330,719
                                                                                  -------------
NET INVESTMENT INCOME                                                             $  11,209,986
                                                                                  =============

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                    $ (18,912,368)
   Forward Commitments                                                                 (415,835)
   Foreign Currency Transactions                                                        216,370
                                                                                  -------------
Net Realized Loss                                                                   (19,111,833)
                                                                                  -------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                          (61,087,183)
   End of the Period:
     Investments                                                                    (20,369,823)
     Forward Commitments                                                               (270,781)
     Foreign Currency Translation                                                        16,038
                                                                                  -------------
                                                                                    (20,624,566)
                                                                                  -------------
Net Unrealized Appreciation During the Period                                        40,462,617
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN                                                  $  21,350,784
                                                                                  =============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                        $  32,560,770
                                                                                  =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                                 SIX MONTHS ENDED           YEAR ENDED
                                                                SEPTEMBER 30, 2003        MARCH 31, 2003
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                             $  11,209,986           $  22,182,353
Net Realized Loss                                                   (19,111,833)            (76,863,348)
Net Unrealized Appreciation During the Period                        40,462,617              52,034,729
                                                                  -------------           -------------
Change in Net Assets from Operations                                 32,560,770              (2,646,266)
                                                                  -------------           -------------
Distributions from Net Investment Income:
   Class A Shares                                                    (7,977,078)            (16,893,277)
   Class B Shares                                                    (3,221,257)             (6,675,480)
   Class C Shares                                                      (896,377)             (1,538,765)
                                                                  -------------           -------------
                                                                    (12,094,712)            (25,107,522)
                                                                  -------------           -------------
Return of Capital Distribution:
   Class A Shares                                                           -0-              (1,933,073)
   Class B Shares                                                           -0-                (767,383)
   Class C Shares                                                           -0-                (174,600)
                                                                  -------------           -------------
                                                                            -0-              (2,875,056)
                                                                  -------------           -------------
Total Distributions                                                 (12,094,712)            (27,982,578)
                                                                  -------------           -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                  20,466,058             (30,628,844)
                                                                  -------------           -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                           161,201,119             288,184,693
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                              7,566,146              15,920,667
Cost of Shares Repurchased                                         (165,950,629)           (256,822,526)
                                                                  -------------           -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                    2,816,636              47,282,834
                                                                  -------------           -------------
TOTAL INCREASE IN NET ASSETS                                         23,282,694              16,653,990

NET ASSETS:
Beginning of the Period                                             290,391,129             273,737,139
                                                                  -------------           -------------
End of the Period (Including accumulated undistributed
   net investment income of ($7,277,284) and
   ($6,392,558), respectively)                                    $ 313,673,823           $ 290,391,129
                                                                  =============           =============

SEE NOTES TO FINANCIAL STATEMENTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

FINANCIAL HIGHLIGHTS

(UNAUDITED)

                                         SIX MONTHS                                                                NINE MONTHS
                                            ENDED                         YEAR ENDED MARCH 31,                        ENDED
                                        SEPTEMBER 30,     -----------------------------------------------------      MARCH 31,
CLASS A SHARES                              2003           2003          2002 (c)         2001            2000         1999
                                        --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $  5.00       $  5.69        $   7.18       $   8.48        $  9.03        $  9.89
                                            -------       -------        --------       --------        -------        -------
  Net Investment Income                         .19           .48             .69            .94            .85            .62
  Net Realized and Unrealized
     Gain/Loss                                  .35          (.60)          (1.38)         (1.40)          (.56)          (.85)
                                            -------       -------        --------       --------        -------        -------
Total from Investment
  Operations                                    .54          (.12)           (.69)          (.46)           .29           (.23)
                                            -------       -------        --------       --------        -------        -------
Less:
  Distributions from
     Net Investment Income                      .21           .51             .77            .84            .83            .62
  Return of Capital Distributions               -0-           .06             .03            -0-            .01            .01
                                            -------       -------        --------       --------        -------        -------
Total Distributions                             .21           .57             .80            .84            .84            .63
                                            -------       -------        --------       --------        -------        -------
NET ASSET VALUE, END OF
  THE PERIOD                                $  5.33       $  5.00        $   5.69       $   7.18        $  8.48        $  9.03
                                            =======       =======        ========       ========        =======        =======
Total Return *(a)                            11.06%**      -1.62%         -10.05%         -5.64%          3.50%         -2.13%**
Net Assets at End of the
  Period (In millions)                      $ 194.4         191.0        $  177.2       $  205.8        $ 230.6        $ 277.9
Ratio of Expenses to
  Average Net Assets *(b)                     1.19%         1.21%           1.22%          1.17%          1.15%          1.17%
Ratio of Net Investment Income
  to Average Net Assets *                     7.31%         8.94%          10.90%         12.00%          9.96%          8.98%
Portfolio Turnover                              58%**        101%             78%            85%           109%           104%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

     Ratio of Expenses to
       Average Net Assets                     1.29%         1.31%           1.32%          1.27%          1.25%          1.27%
     Ratio of Net Investment Income
       to Average Net Assets                  7.21%         8.84%          10.80%         11.90%          9.86%          8.88%

**   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by .01% for the period ended March 31, 2001.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .09%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

                                               SEE NOTES TO FINANCIAL STATEMENTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

FINANCIAL HIGHLIGHTS

(UNAUDITED)

                                         SIX MONTHS                                                                NINE MONTHS
                                            ENDED                        YEAR ENDED MARCH 31,                         ENDED
                                        SEPTEMBER 30,   -------------------------------------------------------      MARCH 31,
CLASS B SHARES                              2003           2003         2002 (c)         2001            2000          1999
                                        --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $  5.02       $  5.71        $   7.20       $   8.49        $  9.03        $  9.89
                                            -------       -------        --------       --------        -------        -------
  Net Investment Income                         .17           .43             .63            .87            .80            .56
  Net Realized and Unrealized
     Gain/Loss                                  .36          (.59)          (1.38)         (1.39)          (.58)          (.84)
                                            -------       -------        --------       --------        -------        -------
Total from Investment
  Operations                                    .53          (.16)           (.75)          (.52)           .22           (.28)
                                            -------       -------        --------       --------        -------        -------
Less:
  Distributions from
     Net Investment Income                      .19           .47             .72            .77            .75            .57
  Return of Capital Distributions               -0-           .06             .02            -0-            .01            .01
                                            -------       -------        --------       --------        -------        -------
Total Distributions                             .19           .53             .74            .77            .76            .58
                                            -------       -------        --------       --------        -------        -------
NET ASSET VALUE, END OF
  THE PERIOD                                $  5.36       $  5.02        $   5.71       $   7.20        $  8.49        $  9.03
                                            =======       =======        ========       ========        =======        =======
Total Return *(a)                            10.61%**      -2.37%         -10.70%         -6.39%          2.65%         -2.71%**
Net Assets at End of the
  Period (In millions)                      $  93.5       $  79.6        $   78.8       $   92.5        $ 109.2        $ 135.4
Ratio of Expenses to
  Average Net Assets *(b)                     1.95%         1.96%           1.98%          1.92%          1.93%          1.93%
Ratio of Net Investment Income
  to Average Net Assets *                     6.55%         8.23%          10.13%         11.22%          9.17%          8.19%
Portfolio Turnover                              58%**        101%             78%            85%           109%           104%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

     Ratio of Expenses to
       Average Net Assets                     2.05%         2.06%           2.08%          2.02%          2.03%          2.03%
     Ratio of Net Investment Income
       to Average Net Assets                  6.45%         8.13%          10.03%         11.12%          9.07%          8.09%

**   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended March 31, 2001.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .10%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

FINANCIAL HIGHLIGHTS

(UNAUDITED)

                                         SIX MONTHS                                                                NINE MONTHS
                                            ENDED                        YEAR ENDED MARCH 31,                         ENDED
                                        SEPTEMBER 30,   -------------------------------------------------------      MARCH 31,
CLASS C SHARES                              2003           2003         2002 (c)         2001(d)         2000          1999
                                        --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $  5.01       $  5.70        $   7.19       $   8.47        $  9.02        $  9.88
                                            -------       -------        --------       --------        -------        -------
  Net Investment Income                         .17           .44             .63            .87            .80            .56
  Net Realized and Unrealized
     Gain/Loss                                  .36          (.60)          (1.38)         (1.38)          (.58)          (.85)
                                            -------       -------        --------       --------        -------        -------
Total from Investment
  Operations                                    .53          (.16)           (.75)          (.51)           .22           (.29)
                                            -------       -------        --------       --------        -------        -------
Less:
  Distributions from
     Net Investment Income                      .19           .47             .71            .77            .76            .56
  Return of Capital Distributions               -0-           .06             .03            -0-            .01            .01
                                            -------       -------        --------       --------        -------        -------
Total Distributions                             .19           .53             .74            .77            .77            .57
                                            -------       -------        --------       --------        -------        -------
NET ASSET VALUE, END OF
  THE PERIOD                                $  5.35       $  5.01        $   5.70       $   7.19        $  8.47        $  9.02
                                            =======       =======        ========       ========        =======        =======
Total Return *(a)                            10.63%**      -2.38%         -10.72%         -6.40%          2.65%         -2.71%**
Net Assets at End of the
  Period (In millions)                      $  25.8       $  19.8        $   17.7       $   14.7        $  13.0        $  14.7
Ratio of Expenses to
  Average Net Assets *(b)                     1.94%         1.97%           1.97%          1.92%          1.93%          1.93%
Ratio of Net Investment Income
  to Average Net Assets *                     6.51%         8.23%          10.10%         11.19%          9.17%          8.25%
Portfolio Turnover                              58%**        101%             78%            85%           109%           104%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

     Ratio of Expenses to
       Average Net Assets                     2.04%         2.07%           2.07%          2.02%          2.03%          2.03%
     Ratio of Net Investment
       Income to Average Net Assets           6.41%         8.13%          10.00%         11.09%          9.07%          8.15%

**   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended March 31, 2001.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .09%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of similar quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C Shares on May 17, 1993 and August 13, 1993, respectively.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2003, the Fund had $2,623,827 of when-issued or delayed delivery purchase commitments.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

NOTES TO
FINANCIAL STATEMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $117,136,050, which will expire between December 31, 2003 and December 31, 2010. Of this amount, $3,655,578 will expire on December 31, 2003.
     At September 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                              $332,884,787
                                                                  ============
Gross tax unrealized appreciation                                 $ 22,037,396
Gross tax unrealized depreciation                                 $(43,253,959)
                                                                  ------------
Net tax unrealized depreciation on investments                    $(21,216,563)
                                                                  ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

The tax character of distributions paid during the year ended December 31, 2002 was as follows:

                                                                    12/31/2002
Distributions paid from:
     Ordinary income                                               $26,728,627
     Long-term capital gain                                                -0-
     Return of Capital                                               4,046,957
                                                                   -----------
                                                                   $30,775,584
                                                                   ===========

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end and the deferral of losses related to wash sale transactions.

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2003, the Fund's custody fee was reduced by $1,585 as a result of credits earned on cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                        .75%
Over $500 million                                                         .65%

     For the six months ended September 30, 2003, the Adviser waived approximately $159,000 of its advisory fee. This waiver is voluntary in nature and can be discontinued at any time.
     For the six months ended September 30, 2003, the Fund recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2003, the Fund recognized expenses of approximately $28,200, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of

NOTES TO
FINANCIAL STATEMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.
     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2003, the Fund recognized expenses of approximately $192,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.
     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $102,200 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3.  CAPITAL TRANSACTIONS
At September 30, 2003, capital aggregated $351,777,102, $122,249,179 and
$29,993,304 for Class A, B, and C Shares, respectively. For the six months ended September 30, 2003, transactions were as follows:

                                                   SHARES           VALUE
Sales:
   Class A                                       23,952,497     $ 124,583,299
   Class B                                        4,541,236        23,747,914
   Class C                                        2,465,066        12,869,906
                                                -----------     -------------
Total Sales                                      30,958,799     $ 161,201,119
                                                ===========     =============

Dividend Reinvestment:
   Class A                                          963,847     $   5,055,819
   Class B                                          369,827         1,948,604
   Class C                                          106,807           561,723
                                                -----------     -------------
Total Dividend Reinvestment                       1,440,481     $   7,566,146
                                                ===========     =============

Repurchases:
   Class A                                      (26,684,179)    $(139,712,913)
   Class B                                       (3,331,036)      (17,407,522)
   Class C                                       (1,693,477)       (8,830,194)
                                                -----------     -------------
Total Repurchases                               (31,708,692)    $(165,950,629)
                                                ===========     =============

NOTES TO
FINANCIAL STATEMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

     At March 31, 2003, capital aggregated $361,850,897, $113,960,183 and
$25,391,869 for Class A, B, and C Shares, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                    SHARES           VALUE
Sales:
   Class A                                       49,085,334     $ 242,136,134
   Class B                                        6,554,210        33,000,674
   Class C                                        2,604,338        13,047,885
                                                -----------     -------------
Total Sales                                      58,243,882     $ 288,184,693
                                                ===========     =============

Dividend Reinvestment:
   Class A                                        2,222,567     $  11,052,890
   Class B                                          803,902         4,017,200
   Class C                                          170,575           850,577
                                                -----------     -------------
Total Dividend Reinvestment                       3,197,044     $  15,920,667
                                                ===========     =============

Repurchases:
   Class A                                      (44,232,268)    $(220,091,027)
   Class B                                       (5,310,124)      (26,941,815)
   Class C                                       (1,933,529)       (9,789,684)
                                                -----------     -------------
Total Repurchases                               (51,475,921)    $(256,822,526)
                                                ===========     =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2003 and the year ended March 31, 2003, 251,365 and 689,004 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2003 and the year ended March 31, 2003, no Class C Shares converted to Class A Shares.

NOTES TO
FINANCIAL STATEMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

     Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
                                                            OF DOLLAR AMOUNT
                                                            SUBJECT TO CHARGE
                                                       -------------------------
YEAR OF REDEMPTION                                       CLASS B         CLASS C
First                                                       4.00%           1.00%
Second                                                      3.75%           None
Third                                                       3.50%           None
Fourth                                                      2.50%           None
Fifth                                                       1.50%           None
Sixth                                                       1.00%           None
Seventh and Thereafter                                      None            None

     For the six months ended September 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $59,700, and CDSC on redeemed shares of Classes B and C of approximately $115,400. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $193,340,906 and $173,160,777, respectively.

5.  DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

SEPTEMBER 30, 2003 (UNAUDITED)

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.
     At September 30, 2003, the Fund had outstanding forward currency contracts as follows:

                                                                      UNREALIZED
                                                          CURRENT    APPRECIATION/
                                                           VALUE     DEPRECIATION
LONG CONTRACTS:
Euro Currency
  600,000 expiring 10/24/03                             $  698,633     $  18,143
SHORT CONTRACTS:
Euro Currency
  3,910,000 expiring 10/24/03                            4,552,758      (134,458)
Euro Currency
  3,725,000 expiring 10/24/03                            4,337,346      (124,371)
Euro Currency
  700,000 expiring 10/24/03                                815,072       (30,095)
                                                                       ---------
                                                                        (288,924)
                                                                       ---------
                                                                       $(270,781)
                                                                       =========

6.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,543,300 and $56,600 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in these fees for the six months ended September 30, 2003, are payments retained by Van Kampen of approximately $407,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $34,300.

                             VAN KAMPEN INVESTMENTS


THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
    Emerging Markets
    Emerging Markets Income
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum

GROWTH
    Aggressive Growth
    American Value
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Technology

GROWTH AND INCOME
    Comstock
    Equity and Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government

TAX FREE
    California Insured Tax Free
    High Yield Municipal*
    Insured Tax Free Income
    Intermediate Term Municipal Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

-   Visit our Web site at
    vankampen.com.
    To view a prospectus select
    LITERATURE, DOWNLOAD
    FUND INFO.

[ILLUSTRATION OF PHONE]

-   Call us at (800) 847-2424
    Telecommunications Device
    for the Deaf (TDD) users,
    call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]

-   E-mail us by visiting
    vankampen.com and
    selecting CONTACT US

*   Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)


                                        Copyright(C)2003 Van Kampen Funds Inc.
                                        All rights reserved.
                                        Member NASD/SIPC.  42, 342, 542
                                        HYF SAR 11/03  12222K03-AP-11/03

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. [Reserved.]


Item 9. Controls and Procedures

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Van Kampen Trust
            ------------------------

By: /s/ Ronald E. Robison
   ------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date:  November 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    -------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 19, 2003

By: /s/ John L. Sullivan
    -------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: November 19, 2003